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            [LETTERHEAD OF COOPERS & LYBRAND L.L.P. APPEARS HERE]

                                                                    EXHIBIT 23.2

                     CONSENT OF COOPERS & LYBRAND, L.L.P.

CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the registration statement of AccuStaff Incorporated on Form S-3 of:

  . our report dated March 15, 1996, except for the last paragraph of Note 6 and the last paragraph of Note 11, as to which the date is March 27, 1996 and, except for the basis of presentation section of Note 2 and the resulting effects on the consolidated financial statements and notes thereto as to which the date is September 16, 1996, on our audits of the consolidated financial statements of AccuStaff Incorporated and Subsidiaries as of December 31, 1995 and January 1, 1995 and for each of the three years in the period ended December 31, 1995, which report is included in Form 8-K, dated September 16, 1996;

  . our report dated December 9, 1996 on our audits of the supplemental consolidated financial statements of AccuStaff Incorporated and Subsidiaries as of December 31, 1995 and January 1, 1995, and for each of the three years in the period ended December 31, 1995, which report is included in Form 8-K dated December 11, 1996.

  . our report dated February 16, 1996 on our audits of the consolidated financial statements of Career Horizons, Inc. and Subsidiaries as of December 31, 1995 and June 30, 1995 and 1994, and for the six months ended December 31, 1995 and for each of the three years in the period ended June 30, 1995.

  . our report dated August 17, 1996, on our audits of the consolidated financial statements of Career Horizons, Inc. and Subsidiaries as of June 30, 1995 and 1994, and for each of the three years in the period ended June 30, 1995.

  . our report dated August 1, 1995, on our audits of the financial statements of Matthews Professional Employment Specialists, Inc., as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994, which report is included in Form 8-K/A, dated July 2, 1995;

  . our report dated August 8, 1995, on our audit of the financial statements of Bogard Temps, Inc. as of December 31, 1994 and for the year then ended, which report is included in Form 8-K/A, dated July 2, 1995;

  . our report dated August 16, 1995, on our audits of the combined financial statements of Special Assistants, Inc., Special Counsel, Inc. and Special Counsel International, Inc. (collectively, "Special Counsel International") as of December 31, 1994 and 1993 and for each of the two years in the period ended December 31, 1994, which report is included in Form 8-K/A, dated July 2, 1995;

  . our report dated December 7, 1995, on our audits of the combined financial statements of The McKinley Group as of September 30, 1995 and 1995 and for the years then ended, which report is included in Form 8-K, dated June 19, 1996;

  . our report dated January 19, 1996, on our audits of the financial statements of PTA International, Inc. as of December 31, 1995 and 1994 and for each of the two years in the period ended December 31, 1995, which report is included in Form 8-K/A, dated January 2, 1996;

  . our report dated March 27, 1996, on our audit of the combined financial statements of Excel Temporary Services as of December 31, 1995 and for the year then ended; which report is included in Form 8-K/A, dated February 19, 1996,

  . our report dated April 12, 1996 on our audit of the financial statements of HNS Software, Inc. as of December 31, 1995 ad for the year then ended, which report is included in Form 8-K, dated September 16, 1996.

  . our report dated June 19, 1996 on our audit of the financial statements of Openware Technologies, Inc. as of December 31, 1995 and for the year then ended, which report is included in Form 8-K, dated September 16, 1996; and

  . our report dated September 12, 1996 on our audit of the financial statements of DataCorp Business Systems, Inc. as of December 31, 1995 and for the year then ended, which report is included in Form 8-K, dated September 16, 1996;

  . our report dated September 13, 1996 on our audit of the financial statements of Staffware, Inc. as of December 31, 1995 and for the year ended, which report is included in Form 8-K, dated September 16, 1996.

We also consent to the reference to our firm under the caption "Experts."


                                       COOPERS & LYBRAND, L.L.P.

Jacksonville, Florida
December 23, 1996